UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                  Form 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 17, 1996


                                NATIONSBANK, N.A.
                                -----------------
              (Exact name of registrant as specified in its charter)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)



             United States
             of America               33-97436            57-0236115
             -------------            --------            ----------
             (State or other          (Commission File    (IRS employer
             Jurisdiction of          Number)             Identification No.)
             Incorporation

                                NationsBank, N.A.
                          NationsBank Corporate Center
                             100 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------
        Registrant's telephone number including area code:  (704) 386-5000


                        Exhibit Index appears on Page 4

Item 5.             Other Events
                    ------------
           The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7.             Financial  Statements, Pro Forma Financial  Statements  and
                    Exhibits
                    -----------------------------------------------------------
(c)  Exhibits

99                  Monthly Servicers Certificate for NationsBank, N.A.
                    Class A & B, NationsBank Auto Trust 1995-A



                         Exhibit Index appears on Page 4

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NATIONSBANK, N.A.
                                -----------------
                                   (Registrant)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)


Dated:    June 20,1996             By:  \s\ Leslie J. Fitzpatrick
                                        -------------------------
                                   Name:  Leslie J. Fitzpatrick
                                   Title: Senior Vice President
                                   (Duly Authorized Officer)


                         Exhibit Index appears on Page 4

                                INDEX TO EXHIBITS
                                -----------------

                                                            Sequentially
Exhibit                                                       Numbered
Number                        Exhibit                           Pages
- -------                       -------                       ------------
99        Monthly Servicers Certificate for NationsBank, N.A.    1-3
          Class A & B, NationsBank Auto Trust 1995-A